Exhibit 10.32

EXECUTION COPY

SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of November 16, 2007, is entered into among CONSOL ENERGY INC. (“CONSOL Energy”), CONSOL ENERGY SALES COMPANY, CONSOL OF KENTUCKY INC., CONSOL PENNSYLVANIA COAL COMPANY LLC, CONSOLIDATION COAL COMPANY, ISLAND CREEK COAL COMPANY, MCELROY COAL COMPANY, KEYSTONE COAL MINING CORPORATION, EIGHTY-FOUR MINING COMPANY and CNX MARINE TERMINALS INC. (each an “Existing Originator” and collectively the “Existing Originators”), FOLA COAL COMPANY, L.L.C., LITTLE EAGLE COAL COMPANY, L.L.C., MON RIVER TOWING, INC., TERRY EAGLE COAL COMPANY, L.L.C., TRI-RIVER FLEETING HARBOR SERVICE, INC., and TWIN RIVERS TOWING COMPANY (each, a “New Originator” and collectively the “New Originators”; the Existing Originators and the New Originators, each an “Originator” and collectively, the “Originators”), WINDSOR COAL COMPANY (“Windsor” or the “Released Originator”) and CNX FUNDING CORPORATION (the “Company”).

RECITALS

1. Company and the Existing Originators are parties to the Purchase and Sale Agreement dated as of April 30, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Purchase and Sale Agreement”);

2. CONSOL Energy is the guarantor (in such capacity, the “Guarantor”) under that certain Guaranty and Suretyship Agreement, dated as of April 30, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “CONSOL Guaranty”) in favor the Company.

3. Each of the parties hereto desires to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in the Purchase and Sale Agreement or, if not in the Purchase and Sale Agreement, in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).

2. Amendments to the Purchase and Sale Agreement.

(a) The preamble to the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of April 30, 2003, is by and among the various entities from time to time party hereto, each as an originator (each, an “Originator” and collectively, the “Originators”), CONSOL ENERGY INC., a Delaware corporation (“CONSOL Energy” or “Servicer”), as the initial Servicer, and CNX FUNDING CORPORATION, a Delaware corporation (the “Company”).

(b) Clause (h) of Section 4.1 of the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:

(h) A favorable opinion of McGuireWoods LLP, counsel to the Originators, or other counsel to the Originators reasonably acceptable to the Servicer and the Administrator, in form and substance satisfactory to the Servicer and the Administrator

(c) The Purchase and Sale Agreement is hereby amended by inserting in the appropriate order the following new Article 11:

ARTICLE XI

JOINDER OF ADDITIONAL ORIGINATORS

11.1 Addition of New Originators.

Additional Persons may be added as Originators hereunder, with the prior written consent of the Company and the Administrator, provided that the following conditions are satisfied on or before the date of such addition:

(a) The Servicer shall have given the Administrator and the Company at least sixty (60) days’ prior written notice of such proposed addition and the identity of each such proposed additional Originator and shall have provided such other information with respect to such proposed additional Originator as the Administrator may reasonably request;

(b) each such proposed additional Originator has executed and delivered to the Company and the Administrator an agreement substantially in the form attached hereto as Exhibit G (a “Joinder Agreement”);

(c) such proposed additional Originator has delivered to the Company and the Administrator each of the documents with respect to such Originator described in Sections 4.1 and 4.2; and

(d) the Purchase and Sale Termination Date and the Facility Termination Date shall not have occurred.

(d) Exhibit D to the Purchase and Sale Agreement is hereby amended and restated in its entirety as Exhibit D attached hereto.

(e) Exhibit E of the Purchase and Sale Agreement is hereby amended and restated in its entirety as Exhibit E attached hereto.

(f) Exhibit F of the Purchase and Sale Agreement is hereby amended and restated in its entirety as Exhibit F attached hereto.

(g) A new Exhibit G to the Purchase and Sale Agreement is hereby added to the Purchase and Sale Agreement in the appropriate order as Exhibit G attached hereto.

3. Release of Originator. Effective upon the Effective Date:

(a) Windsor shall no longer be party to the Purchase and Sale Agreement as an “Originator” and shall no longer have any obligations or rights in such capacity thereunder or under any other Transaction Document and is hereby released of any such obligations (other than such obligations which by their express terms survive termination of the Purchase and Sale Agreement or any other Transaction Document).

(b) All references to Windsor (in its capacity as an originator or in any other capacity, including, without limitation, in its individual capacity) in any Transaction Document or in any other agreement or document related to any of the foregoing shall be deemed to be read to take into effect the transactions contemplated by this Amendment.

(c) Each of Company and Administrator hereby authorizes Windsor to file (at its own expense) one or more UCC-3 amendments terminating the UCC-1 financing statements naming Windsor as debtor which have been filed solely in connection with the Transaction Documents, copies of which are attached hereto as Exhibit A.

4. Joinder of New Originators.

(a) Effective upon the Effective Date:

(i) Each New Originator shall become a party to the Purchase and Sale Agreement and hereby agrees to be bound by the terms, conditions and provisions of the Purchase and Sale Agreement and each of the other relevant Transaction Documents (each, as amended hereby) and shall have all the rights and obligations of an Originator thereunder (and under any other Transaction Document);

(ii) All references to (i) each “Originator” and (ii) the “Originators” in the Purchase and Sale Agreement and each other relevant Transaction Document shall be deemed to include each New Originator; and

(iii) With respect to the New Originators, any reference in the Purchase and Sale Agreement and each other relevant Transaction Document to (A) the “Cut-off

Date” shall be deemed a reference to October 31, 2007 and (B) the “Closing Date”, the “effective date”, the “initial purchase”, the “initial Purchase Report” or any similar term shall be deemed to be a reference to the date hereof.

(iv) For purposes of Section 10.2 of the Purchase and Sale Agreement, the address for notice for each New Originator for all purposes of the Purchase and Sale Agreement and the other Transaction Documents shall be as set forth below such New Originator’s signature hereto or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto:

(b) Each New Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.

5. CONSOL Guaranty. The Guarantor hereby confirms and agrees that, at all times from and after the Effective Date, all of the terms, covenants, conditions, agreements, undertakings and obligations of each New Originator under the Purchase and Sale Agreement and each other Transaction Document to which it such New Originator is or becomes a party shall be, for all purposes of the CONSOL Guaranty and the other Transaction Documents, included in and made part of the Obligations described therein. The Guarantor hereby reaffirms its obligations under the CONSOL Guaranty and each other Transaction Document to which it is a party and confirms that its obligations under each of the foregoing continue in full force and effect.

6. Representations and Warranties. Each of the Originators and the Company represents and warrants that:

(a) Representations and Warranties. Each representation and warranty made by it in the Purchase and Sale Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof.

(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Purchase and Sale Agreement (as amended hereby) are within its corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company action on its part. Each of this Amendment and the Purchase and Sale Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) No Default. Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

(d) Fair Market Value. The Purchase Price for the Receivables sold pursuant to the Purchase and Sale Agreement reflects the fair market value of such Receivables.

7. Effect of Amendment. All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to the “Purchase and Sale Agreement”, or to “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement, shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment.

8. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrator of the following, in form and substance satisfactory to the Administrator:

(a) Counterparts of this Amendment (whether by facsimile or otherwise) duly completed, executed and delivered by each of the parties hereto;

(b) Counterparts of that certain Third Amendment to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, by and among the Company, the Servicer, the Sub-Servicers, the LC Participants, the LC Bank, the Conduit Purchasers, the Purchaser Agents and the Administrator (whether by facsimile or otherwise) duly completed, executed and delivered by each of the parties thereto;

(c) An Originator Assignment Certificate from each New Originator, duly completed, executed and delivered by such New Originator;

(d) A copy of the resolutions of the Board of Directors of each New Originator, Seller and Servicer approving this Amendment and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such New Originator;

(e) Good standing certificates for each New Originator, Seller and Servicer issued by the Secretary of State of such party’s jurisdiction of organization and, with respect to each New Originator, each jurisdiction where it has material operations, each of which is listed below, issued as of a recent date acceptable to the Administrator;

(i) CNX Funding Corporation: Delaware

(ii) CONSOL Energy Inc.: Delaware

(iii) Fola Coal Company, L.L.C.: West Virginia

(iv) Little Eagle Coal Company, L.L.C.: West Virginia

(v) Mon River Towing, Inc.: Pennsylvania; West Virginia

(vi) Terry Eagle Coal Company, L.L.C.: West Virginia

(vii) Tri-River Fleeting Harbor Service, Inc.: Pennsylvania

(viii) TWIN RIVERS TOWING COMPANY: Delaware, Pennsylvania; West Virginia

(f) A certificate of the Secretary or Assistant Secretary of each New Originator, Seller and Servicer certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Amendment and any other documents to be delivered by such party thereunder or in connection with any other Transaction Document;

(g) The certificate of incorporation, certificate of formation or limited liability company agreement or other organizational document of each New Originator, Seller and Servicer, duly certified by the Secretary of State of the jurisdiction of such party’s organization as of a recent date acceptable to the Administrator, each duly certified by the Secretary or an Assistant Secretary of such party;

(h) Originals of the proper financing statements (Form UCC-1) that have been duly executed or otherwise authenticated and name each New Originator as the debtor/seller and the Company as the secured party/purchaser (and the Administrator (for the benefit of the Conduit Purchasers), as assignee of the Company) of the Receivables generated by such New Originator as may be necessary or, in the Servicer’s or the Administrator’s opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Company’s ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder;

(i) Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each New Originator showing no evidence of such liens filed against such New Originator;

(j) Proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by such New Originator;

(k) Favorable opinions of counsel to the New Originators, Seller and Servicer, in form and substance satisfactory to the Administrator, regarding general corporate and enforceability matters, UCC creation, perfection and priority matters, and true sale and non-consolidation matters;

(l) A Company Note in favor of each New Originator, duly executed by the Company; and

(m) A certificate from an officer of each New Originator to the effect that the Servicer and such New Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof), which legend shall be placed on a separate “declaration page” and which indicates that: “THE RECEIVABLES ASSOCIATED WITH THE FOLLOWING COMPANY ACCOUNT NUMBERS (which company account numbers shall be listed on such “declaration page”) HAVE BEEN SOLD: TO CNX FUNDING CORPORATION PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF APRIL 30, 2003 AS AMENDED, BETWEEN THE ORIGINATORS AND CNX FUNDING CORPORATION; AND AN UNDIVIDED, FRACTIONAL OWNERSHIP INTEREST IN SUCH RECEIVABLES HAS BEEN SOLD TO THE CONDUIT PURCHASERS PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF APRIL 30, 2007, AS AMENDED, AMONG CONSOL ENERGY INC., AS THE SERVICER, CNX FUNDING CORPORATION, THE SUB-SERVICERS PARTY THERETO, THE CONDUIT PURCHASERS PARTY THERETO, THE PURCHASER AGENTS PARTY THERETO, THE LC PARTICIPANTS PARTY THERETO AND PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATOR AND LC BANK.”;

(n) A power of attorney granted by each New Originator to the Administrator as assignee of the Company, duly executed by each New Originator; and

(o) Such other documents, instruments and opinions as the Administrator may reasonably request.

9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

11. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement, any other Transaction Document or any provision hereof or thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE EXISTING ORIGINATORS:

CONSOL ENERGY INC.,
as an Originator

By:
Name:	John M. Reilly
Title:	Vice President and Treasurer

CONSOL ENERGY SALES COMPANY,
as an Originator

By:
Name:	John M. Reilly
Title:	Treasurer

CONSOL OF KENTUCKY INC.,
as an Originator

By:
Name:	John M. Reilly
Title:	Treasurer

CONSOL PENNSYLVANIA COAL COMPANY LLC, as an Originator

By:
Name:	John M. Reilly
Title:	Treasurer

S-1	Second Amendment to Purchase and Sale Agreement

CONSOLIDATION COAL COMPANY,
as an Originator

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

ISLAND CREEK COAL COMPANY,
as an Originator

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

MCELROY COAL COMPANY,
as an Originator

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

KEYSTONE COAL MINING CORPORATION,
as an Originator

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

S-2	Second Amendment to Purchase and Sale Agreement

EIGHTY-FOUR MINING COMPANY,
as an Originator

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

CNX MARINE TERMINALS INC.,
as an Originator

By:
Name:	John M. Reilly
Title:	Treasurer

S-3	Second Amendment to Purchase and Sale Agreement

THE RELEASED ORIGINATOR:

WINDSOR COAL COMPANY,
as an Originator

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

S-4	Second Amendment to Purchase and Sale Agreement

THE NEW ORIGINATORS:

FOLA COAL COMPANY, L.L.C.,
as an Originator

By:
Name:	Kevin C. Perkins
Title:	Treasurer

Address:	1800 Washington Road
Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(304) 587-4100 ext. 104
Facsimile:	(304) 587-2469

LITTLE EAGLE COAL COMPANY, L.L.C.,
as an Originator

By:
Name:	Gary Patterson
Title:	President

Address:	1800 Washington Road
Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(304) 587-4100
Facsimile:	(304) 587-2469

S-5	Second Amendment to Purchase and Sale Agreement

MON RIVER TOWING, INC.,
as an Originator

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road
Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

TERRY EAGLE COAL COMPANY, L.L.C.,
as an Originator

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road
Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

S-6	Second Amendment to Purchase and Sale Agreement

TRI-RIVER FLEETING HARBOR SERVICE, INC.,
as an Originator

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road
Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

TWIN RIVERS TOWING COMPANY,
as an Originator

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

Address:	1800 Washington Road
Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4564
Facsimile:	(412) 831-6030

S-7	Second Amendment to Purchase and Sale Agreement

COMPANY:

CNX FUNDING CORPORATION,
as Company

By:
Name:	Christopher C. Jones
Title:	Treasurer and Assistant Secretary

SERVICER AND GUARANTOR:

CONSOL ENERGY INC.,
as Servicer and as Guarantor

By:
Name:	John M. Reilly
Title:	Vice President and Treasurer

S-8	Second Amendment to Purchase and Sale Agreement

CONSENTED TO and AGREED:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
Name:
Title:

Address:	PNC Bank, National Association
One PNC Plaza, 26th Floor
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention:	Bill Falcon
Telephone:	412-762-5442
Facsimile:	412-762-9184

S-9	Second Amendment to Purchase and Sale Agreement

CONSENTED TO and AGREED:

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:
Name:
Title:	Senior Vice President

Address:	PNC Bank, National Association
500 First Avenue
Third Floor
Pittsburgh, PA 15219
Attention:	Richard Munsick
Telephone:	412-762-4299
Facsimile:	412-762-9184

THE BANK OF NOVA SCOTIA,
as LC Participant

By:
Name:
Title:

Address:	The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Attention:	Michael Eden
Telephone:	212-225-5007
Facsimile:	212-225-5274

S-10	Second Amendment to Purchase and Sale Agreement

CONSENTED TO and AGREED:

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:
Name:
Title:

Address:	Market Street Funding LLC
c/o AMACAR Group, LLC
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
Attention:	Doug Johnson
Telephone:	704-365-0569
Facsimile:	704-365-1362

With a copy to:

PNC Bank, National Association
One PNC Plaza, 26th floor
249 Fifth Avenue
Pittsburgh, PA 15222
Attention:	Bill Falcon
Telephone:	412-762-5442
Facsimile:	412-762-9184

S-11	Second Amendment to Purchase and Sale Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By:
Name:
Title:

Address:	Liberty Street Funding LLC
c/o Global Securitization Services, LLC
114 West 47th Street
New York, New York 10036
Attention: Andrew L. Stidd
Telephone No.: (212) 302-5151
Facsimile No.: (212) 302-8767

With a copy to:

The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Attention:	Michael Eden
Telephone:	212-225-5007
Facsimile:	212-225-5274

S-12	Second Amendment to Purchase and Sale Agreement

Exhibit D

to Purchase and Sale Agreement

PROCEEDINGS

None.

D-1	Second Amendment to Purchase and Sale Agreement

Exhibit E

to Purchase and Sale Agreement

OFFICE LOCATIONS

Each Originator maintains books and records relating to Receivables at:

1800 Washington Road, Pittsburgh, PA 15241

The Principal Place of Business and Chief Executive Office of each Originator is:

1800 Washington Road, Pittsburgh, PA 15241

The state of formation of each Originator is:

CNX Marine Terminals Inc.	Delaware

CONSOL Energy Inc.	Delaware

CONSOL Energy Sales Company	Delaware

CONSOL of Kentucky Inc.	Delaware

Consol Pennsylvania Coal Company LLC	Delaware

Consolidation Coal Company	Delaware

Eighty-Four Mining Company	Pennsylvania

Fola Coal Company, L.L.C.	West Virginia

ISLAND CREEK COAL COMPANY	Delaware

Keystone Coal Mining Corporation	Pennsylvania

Little Eagle Coal Company, L.L.C.	West Virginia

McELROY COAL COMPANY	Delaware

Mon River Towing, Inc.	Pennsylvania

Terry Eagle Coal Company, L.L.C.	West Virginia

Tri-River Fleeting Harbor Service, Inc.	Pennsylvania

TWIN RIVERS TOWING COMPANY	Delaware

E-1	Second Amendment to Purchase and Sale Agreement

Exhibit F

to Purchase and Sale Agreement

TRADE NAMES

Legal Name/Trade Names/Fictitious Names of each Originator

CNX Marine Terminals Inc. f/k/a Consolidation Coal Sales Company

CONSOL Energy Inc.

CONSOL Energy Sales Company

CONSOL of Kentucky Inc.

Consol Pennsylvania Coal Company LLC

Consolidation Coal Company

Eighty-Four Mining Company

Fola Coal Company, L.L.C. d/b/a Powellton Coal Company and Powellton Coal Company, L.L.C.

ISLAND CREEK COAL COMPANY

Keystone Coal Mining Corporation

Little Eagle Coal Company, L.L.C.

McELROY COAL COMPANY

Mon River Towing, Inc.

Terry Eagle Coal Company, L.L.C.

Tri-River Fleeting Harbor Service, Inc. a/k/a Tri River Fleeting Harbor SVC, Inc.

TWIN RIVERS TOWING COMPANY

F-1	Second Amendment to Purchase and Sale Agreement

Exhibit G

to Purchase and Sale Agreement

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”) is executed and delivered by and among                 , a                 (“New Originator”) and CNX Funding Corporation, a Delaware corporation (“CNX”), CONSOL Energy Inc. (“CONSOL Energy”) and PNC Bank, National Association (“PNC”) with respect to (a) that certain Purchase and Sale Agreement, dated as of April 30, 2003, by and among the various Originators from time to time party thereto and CNX, as Company (as amended, restated, supplemented, joined, restated and/or otherwise modified from time to time, the “Purchase and Sale Agreement”) [and (b) that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007, by and among CNX, as Seller, CONSOL Energy, as Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants from time to time party thereto and PNC, as Administrator and as LC Bank (as amended, restated, supplemented, joined, restated and/or otherwise modified from time to time, the “Receivables Purchase Agreement”)]. Capitalized terms used and not otherwise defined are used with the meanings attributed thereto in the Purchase and Sale Agreement or, if not in the Purchase and Sale Agreement, in the Receivables Purchase Agreement.

Subject to receipt of counterparts hereof signed by the signatories below, by its signature below, New Originator hereby absolutely and unconditionally agrees to become a party to (a) the Purchase and Sale Agreement as an Originator thereunder and to be bound by the provisions thereof including, without limitation, the provisions of Article IX thereof [and (b) the Receivables Purchase Agreement as a Sub-Servicer thereunder and to be bound by the provisions thereof as they apply to Sub-Servicers]. [By its signature hereto, New Originator, in its capacity as Sub-Servicer under the Receivables Purchase Agreement, hereby consents in writing to perform the duties and obligations of the Servicer pursuant to the terms of the Receivables Purchase Agreement.]

Attached hereto are amended and restated versions of Exhibits D, E and F to the Purchase and Sale Agreement [and Schedule III to the Receivables Purchase Agreement]. After giving effect to the amendments and restatements embodied therein, each the representations and warranties contained in Article V of the Purchase and Sale Agreement, as amended by this Joinder Agreement, will be true and correct as to New Originator.

The provisions of Article X of the Purchase and Sale Agreement are incorporated in this Joinder Agreement by this reference with the same force and effect as if set forth in full herein except that references in such Article X to “this Agreement” shall be deemed to refer to “Purchase and Sale Agreement as modified by this Joinder Agreement.”

With respect to New Originator, [in its capacity as Originator and as Sub-Servicer], any reference in the Purchase and Sale Agreement[, the Receivables Purchase Agreement] and each other relevant Transaction Document to the “Closing Date”, the “date hereof”, the “effective date”, the “initial purchase”, the “initial Purchase Report”, the “Cut-Off Date” or any similar term shall be deemed to be a reference to [            ].

Reference is made to that certain Guaranty and Suretyship Agreement, dated as of April 30, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “CONSOL Guaranty”) executed by CONSOL Energy, as the guarantor (in such capacity, the “Guarantor”), in favor the Company. The Guarantor hereby confirms and agrees that, at all times from and after the Effective Date, all of the terms, covenants, conditions, agreements, undertakings and obligations of the New Originator under the Purchase and Sale Agreement and each other Transaction Document to which such New Originator is or becomes a party shall be, for all purposes of the CONSOL Guaranty and the other Transaction Documents, included in and made part of the Obligations described therein. The Guarantor hereby reaffirms its obligations under the CONSOL Guaranty and each other Transaction Document to which it is a party and confirms that its obligations under each of the foregoing continue in full force and effect.

This Joinder Agreement shall become effective upon the date hereof (the “Effective Date”) upon receipt by the Administrator of (a) counterparts of this Joinder Agreement, duly executed by each of the parties hereto, (b) each of the documents, certificates and opinions required to be delivered by New Originator pursuant to Articles IV and VII of the Purchase and Sale Agreement and (c) such other documents, instruments and opinions as the Administrator may request.

Please acknowledge your consent to New Originator’s joinder to the Purchase and Sale Agreement [as an Originator and to the Receivables Purchase Agreement as a Sub-Servicer] by signing the enclosed copy hereof in the appropriate space provided below.

[signature pages follow]

IN WITNESS WHEREOF, New Originator has executed this Joinder Agreement as of the             day of                         .

[NEW ORIGINATOR]

By:
Name:
Title:

Each of the undersigned hereby consents to New Originator’s joinder to the Sale Agreement:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
Name:
Title:

MARKET STREET FUNDING LLC, as a
Conduit Purchaser

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as a
Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA,
as an LC Participant

By:
Name:
Title:

CNX FUNDING CORPORATION

By:
Name:
Title:

CONSOL ENERGY INC., as Servicer

By:
Name:
Title:

CONSOL ENERGY INC., as Guarantor

By:
Name:
Title: